UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2011

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement .

On February 8, 2011, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) entered into a commercial paper program (the “Program”) under which the Company may issue unsecured commercial paper notes (the “Notes”) on a private placement basis up to a maximum aggregate amount outstanding at any time of $250 million.

Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as the dealer under the Program (the “Dealer”) pursuant to the terms and conditions of the Commercial Paper Dealer Agreement with the Company (the “Dealer Agreement”). The Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions and provides the terms under which the Dealer either purchases from the Company or arranges for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. U.S. Bank, National Association is acting as the issuing and paying agent under the Program.

Under the Program, the Company may issue the Notes from time to time, and the proceeds from the Notes will be used for general corporate purposes. The maturities of the Notes will vary, but may not exceed 270 days from the date of issue. The Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par, or, alternatively, will be sold at par and bear varying interest rates on a fixed or floating basis.

A copy of the Dealer Agreement is attached to this report as Exhibit 10.1 and is incorporated by reference as though it was fully set forth herein. The description above is a summary of the Program and is qualified in reference in its entirety by the Dealer Agreement.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information related to the $250 million commercial paper program discussed under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01        Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	Commercial Paper Dealer Agreement between NorthWestern Corporation d/b/a Northwestern Energy and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of February 3, 2011

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: February 14, 2011

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
10.1*	Commercial Paper Dealer Agreement between NorthWestern Corporation d/b/a Northwestern Energy and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of February 3, 2011

* filed herewith